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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 18, 2004

                      MERRILL LYNCH LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

            ARKANSAS                                   91-1325756
  (State or other jurisdiction              (IRS Employer Identification No.)
       of incorporation)

     33-26322; 33-46827; 33-52254; 33-60290; 33-58303; 333-33863; 333-34192
                            (Commission File Numbers)

                       1300 MERRILL LYNCH DRIVE, 2ND FLOOR
                              PENNINGTON, NJ 08534
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (609) 274-6900

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ITEM 5. OTHER EVENTS

In the first quarter of 2004, Merrill Lynch & Co. Inc. ("Merrill Lynch & Co.") adopted the fair value method of accounting for stock options under Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, using the retroactive restatement method permitted under SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure. The adoption of the fair value method of accounting by Merrill Lynch & Co. resulted in additional allocated compensation expense to the Registrant. As a result:

1. The Registrant's Financial Statements and Notes thereto filed as Item 15 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003 have been restated in Exhibit 99.1, hereto and are incorporated by reference.

2. The Registrant's Management's Narrative Analysis of Results of Operations filed as Item 7 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003 has been restated in Exhibit 99.2, hereto and is incorporated by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      23       Consent of Independent Auditors, Deloitte & Touche LLP.

      99.1     Financial Statements and Notes thereto.

      99.2     Management's Narrative Analysis of Results of Operations.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MERRILL LYNCH LIFE INSURANCE COMPANY

                                     /s/ JOSEPH E. JUSTICE
                                     -------------------------------------------
                                     Joseph E. Justice
                                     Senior Vice President, Treasurer and
                                     Chief Financial Officer

Date: May 17, 2004

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                                  EXHIBIT INDEX

      23      Consent of Independent Auditors, Deloitte & Touche LLP.

      99.1    Financial Statements and Notes thereto.

      99.2    Management's Narrative Analysis of Results of Operations.